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                                                                    EXHIBIT 10.5







                      UNIVERSAL AUTOMOTIVE INDUSTRIES, INC.


                             REGISTRATION AGREEMENT











                                   DATED AS OF

                                 AUGUST 28, 2001



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                                TABLE OF CONTENTS

                                                                            PAGE


Section 1.  Definitions.......................................................1

Section 2.  Demand Registration...............................................2
         2.1.       Request for Registration..................................2
         2.2.       Demand Registrations......................................2
         2.3.       Priority on Demand Registrations..........................2
         2.4.       Selection of Underwriters.................................3
         2.5.       Other Registration Rights.................................3

Section 3.  Piggyback Registrations...........................................3
         3.1.       Right to Piggyback........................................3
         3.2.       Priority on Piggyback Registrations.......................3
         3.3.       Selection of Underwriters.................................3

Section 4.  Limitations.......................................................3
         4.1.       Holdback..................................................3
         4.2.       Cessation of Sales........................................4
         4.3.       Other Registrations.......................................4

Section 5.  Registration Procedures...........................................4
         5.1.       Company Procedures........................................4
         5.2.       Seller Procedures.........................................7
         5.3.       Inclusion of Information..................................7

Section 6.  Registration Expenses.............................................7
         6.1.       Registration Expenses.....................................7
         6.2.       Legal Expenses............................................8
         6.3.       Other Expenses............................................8

Section 7.  Indemnification...................................................8
         7.1.       Company Indemnification...................................8
         7.2.       Holder Indemnification....................................8
         7.3.       Resolution of Claims......................................9
         7.4.       Survival; Contribution....................................9

Section 8.  Participation in Underwritten Registrations.......................9

Section 9.  Transfer of Registration Rights..................................10

Section 10.  Current Public Information; Rule 144A...........................10

Section 11.  No Conflict.....................................................10

Section 12.  Miscellaneous...................................................10



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         12.1.      Adjustments Affecting Registrable Securities.............10
         12.2.      Remedies.................................................10
         12.3.      Consent to Amendments; Waiver............................11
         12.4.      Successors and Assigns...................................11
         12.5.      Severability.............................................11
         12.6.      Counterparts.............................................11
         12.7.      Descriptive Headings.....................................11
         12.8.      Notices..................................................11
         12.9.      No Third-Party Beneficiaries.............................12
         12.10.     Entire Agreement.........................................12
         12.11.     Construction.............................................12
         12.12.     Governing Law............................................13
         12.13.     Submission to Jurisdiction...............................13
         12.14.     Attorneys' Fees..........................................13
         12.15.     Waiver of Jury Trial.....................................13



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                             REGISTRATION AGREEMENT

         This REGISTRATION AGREEMENT ("Agreement") is dated as of August 28, 2001, by and between Universal Automotive Industries, Inc., a Delaware corporation ("Company"), and Venture Equities Management, Inc., an Illinois corporation ("Purchaser").

         The parties hereto agree as follows:

         Section 1. Definitions. All capitalized terms used, but not defined, herein shall have the meanings set forth in the Purchase Agreement. For purposes of this Agreement, the following terms have the meanings set forth below:

         "Agreement" has the meaning set forth in the preamble.

         "Common Stock" means the Common Stock, $0.01 par value per share, of the Company.

         "Company" has the meaning set forth in the preamble.

         "Person" means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization, and a governmental entity or any department, agency, or political subdivision thereof.

         "Preferred Stock" means the Series A Preferred Stock, $0.01 par value per share, of the Company.

         "Purchase Agreement" means that certain Purchase Agreement, of even date herewith, by and between the Purchaser and the Company.

         "Purchaser" has the meaning set forth in the preamble.

         "Registrable Securities" means: (a) any Common Stock issued or issuable upon the conversion of any Preferred Stock; (b) any other shares of Common Stock held at any time and from time to time by the Purchaser; and (c) any Common Stock issued or issuable with respect to the securities referred to in clause
(a) or (b) by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation, or other reorganization. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when a registration statement with respect to the distribution of such securities shall have become effective under the Securities Act or such securities may be distributed to the public in compliance with Rule 144 under the Securities Act (or any similar rule then in force); provided, however, that if any such securities cease to be eligible for distribution to the public in compliance with Rule 144, then such securities shall again be deemed to be Registrable Securities. For purposes of this Agreement, a Person shall be deemed to be a holder of Registrable Securities whenever such Person has the right to acquire directly or indirectly such Registrable Securities (upon conversion or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), irrespective of whether such acquisition has actually been consummated.

         "Registration Expenses" has the meaning set forth in Section 6.1.


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         "Securities Act" means the Securities Act of 1933, as amended from time to time.

         "Securities Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

         Section 2. Demand Registration.

         2.1. Request for Registration. Subject to the terms and conditions of this Agreement, at any time after the Closing Date, the holders of a majority of the Registrable Securities may request registration by the Company under the Securities Act of all or part of their Registrable Securities on Form S-1 or any similar long-form registration ("Long-Form Registrations") or on Form S-3 or any similar short-form registration ("Short-Form Registrations"), if available. Each request for a Demand Registration (as defined below) shall specify the approximate number of Registrable Securities requested to be registered, the intended method of distribution thereof, and the anticipated per share price range for such offering. Within 15 days after receipt of any such request, the Company shall give written notice of such requested registration to all other holders of the Registrable Securities, and shall include as soon as practicable (but in any event, within 30 days of the receipt of such request) in such registration all Registrable Securities that such other holders have requested to be registered and included therein. Long-Form Registrations and Short-Form Registrations are collectively referred to in this Agreement as "Demand Registrations."

         2.2. Demand Registrations. The holders of a majority of the Registrable Securities shall be entitled to request two Long-Form Registrations or two Short-Form Registrations. Demand Registrations shall be Short-Form Registrations whenever the Company is permitted to use any applicable short form. The Company shall use best efforts to make Short-Form Registrations available for the sale of Registrable Securities. A registration shall not count as a permitted Demand Registration until it has become effective, and no registration shall count as a permitted Demand Registration unless the Persons holding Registrable Securities covered by such registration are able to register and sell 100% of the Registrable Securities requested to be included in such registration.

         2.3. Priority on Demand Registrations. The Company shall not include in any Demand Registration any securities that are not Registrable Securities without the prior written consent of the holders of a majority of the Registrable Securities. If a Demand Registration is an underwritten offering and the managing underwriter or underwriters advise the Company in writing that, in its or their opinion, the number of Registrable Securities and, if permitted hereunder, other securities requested to be included in such offering, exceeds the number of Registrable Securities and other securities, if any, that can be sold without having an adverse effect on the price, timing, or distribution of such offering, the Company shall include in such registration, prior to the inclusion of any securities that are not Registrable Securities, the number of Registrable Securities requested to be included, which, in the opinion of such underwriter or underwriters, can be sold without having an adverse effect on the price, timing, or distribution of such offering, pro rata among the respective holders thereof on the basis of the number of Registrable Securities owned by each such holder, and only such lesser number of other securities as shall not, in the opinion of the managing underwriter or underwriters, be likely to have such an adverse effect.


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         2.4. Selection of Underwriters. If any offering pursuant to a Demand
Registration is in the form of an underwritten offering, then the holders of a majority of the Registrable Securities shall have the right to select the managing underwriter or underwriters to administer the offering, and such managing underwriter or underwriters shall be of nationally-recognized standing.

         2.5. Other Registration Rights. Except as provided in this Agreement, the Company shall not impair any right of any holder of the Registrable Securities under Section 2 without the prior written consent of the holders of a majority of the Registrable Securities, which shall not be unreasonably withheld.

         Section 3. Piggyback Registrations.

         3.1. Right to Piggyback. Whenever the Company proposes to register any of its securities under the Securities Act for its own account or for the account of other Persons (other than a registration on Form S-4 or Form S-8 or successor form) and the registration form to be used may be used for the registration of Registrable Securities ("Piggyback Registration"), the Company shall give prompt written notice (in any event within 20 business days after its receipt of notice of any exercise of demand registration rights other than under this Agreement) to the holders of the Registrable Securities of its intention to effect such a registration, and shall include in such registration all Registrable Securities (subject to Section 3.2) that the holders of the Registrable Securities have requested to be included.

         3.2. Priority on Piggyback Registrations. If a Piggyback Registration is an underwritten registration on behalf of the Company, and the managing underwriter or underwriters advise the Company in writing that, in its or their opinion, the number of securities requested to be included in such registration exceeds the number that can be sold without having an adverse effect on the price, timing, or distribution of such offering, then Company shall include in such registration its securities in the following order of priority: (a) first, one hundred percent (100%) of the securities that the Company proposes to sell for its own account or for the account of other Persons; and (b) second, the Registrable Securities requested to be included in such registration pursuant to
Section 3.1 together with all other securities eligible for inclusion in such registration pro rata among the respective holders thereof on the basis of the number of Registrable Securities and other securities, as applicable, owned by the holders thereof; provided, however, that all of the securities referenced in clause (a) have been included.

         3.3. Selection of Underwriters. If any offering pursuant to a Piggyback Registration is in the form of an underwritten offering, then the Company shall have the right to select the managing underwriter or underwriters to administer the offering, and such managing underwriter or underwriters shall be of nationally-recognized standing.

         Section 4. Limitations.

         4.1. Holdback. Each holder of Registrable Securities agrees not to effect any public sale or distribution (including sales pursuant to Rule 144 under the Securities Act) of equity securities of the Company, or any securities convertible into, or exchangeable or exercisable for, such securities, during the period beginning on the effective date of any underwritten Demand


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Registration or any underwritten Piggyback Registration in which Registrable
Securities are included (except as part of such underwritten registration or pursuant to registrations on Form S-4 or Form S-8 or any successor form) and ending on the date that is 180 days thereafter, unless the underwriter or underwriters managing the registered public offering otherwise agree.

         4.2. Cessation of Sales.

              (a) Upon receipt of written notice from the Company pursuant to
         Section 5.1(e), each holder of Registrable Securities hereby agrees to discontinue the disposition of the Registrable Securities covered by a registration statement or prospectus until such order set forth in
         Section 5.1(e) has been withdrawn or lifted.

              (b) Upon receipt of written notice from the Company pursuant to
         Section 5.1(f), each holder of Registrable Securities hereby agrees to discontinue the disposition of the Registrable Securities covered by a registration statement or prospectus until such holders: (i) receive copies of a supplemented or amended prospectus and have been advised in writing by the Company that such supplemented or amended prospectus may be used; or (ii) are advised in writing by the Company that the applicable prospectus may be used. If so directed by the Company, the holders of Registrable Securities shall deliver to the Company all copies then in such holder's possession of the prospectus covering such Registrable Securities current at the time of receipt of notice by the Company.

         4.3. Other Registrations. The Company agrees not to effect any public sale or distribution of its equity securities, or any securities convertible into, or exchangeable or exercisable for, such securities, during the period beginning on the effective date of any underwritten Demand Registration or any underwritten Piggyback Registration (except as part of such underwritten registration or pursuant to registrations on Form S-4 or Form S-8 or any successor form) and ending on the date that is 180 days thereafter, unless the underwriter or underwriters managing the registered public offering otherwise agree.





         Section 5. Registration Procedures.

         5.1. Company Procedures. Whenever the holders of the Registrable Securities have requested that any Registrable Securities be registered pursuant to this Agreement, the Company shall use its best efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof, and pursuant thereto the Company shall as expeditiously as possible:

              (a) prepare and file with the Securities and Exchange Commission a registration statement with respect to such Registrable Securities and use best efforts to cause such registration statement to become effective (provided that before filing a registration statement or prospectus or any amendments or supplements thereto, the Company shall furnish to the counsel selected by the holders of a majority of the



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         Registrable Securities being registered copies of all such documents proposed to be filed);

              (b) prepare and file with the Securities and Exchange Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than 180 days (or, if such registration statement is pursuant to a Short-Form Registration, then for a period that shall be necessary to keep such registration statement effective for the period that shall be adequate to sell all Registrable Securities covered thereby) and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

              (c) furnish to the holders of the Registrable Securities being registered such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus), and such other documents as the holders of the Registrable Securities being registered may reasonably request to facilitate the disposition of the Registrable Securities owned by such holders;

              (d) use best efforts to register or qualify, if necessary, such Registrable Securities being registered under such other securities or blue sky laws of such jurisdictions as the holders of a majority of the Registrable Securities being registered reasonably request and do any and all other acts and things that may be reasonably necessary or advisable to enable the holders of the Registrable Securities being registered to consummate the disposition in such jurisdictions of such Registrable Securities owned by such holders (provided that the Company shall not be required to: (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify; (ii) subject itself to taxation in any such jurisdiction; or (iii) consent to general service of process in any such jurisdiction);

              (e) in the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any securities included in such registration statement for sale in any jurisdiction, use best efforts promptly to obtain the withdrawal of such order;

              (f) notify the holders of the Registrable Securities being registered, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, at the request of the holders of a majority of the Registrable Securities being registered, the Company shall prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the holders of Registrable Securities being registered, such prospectus shall not contain an



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         untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading;

              (g) cause all such Registrable Securities included in an offering hereunder to be listed on any national stock exchange or market on which any Registrable Securities are listed, or, if the Registrable Securities are not listed on any national stock exchange or market, the Company shall use best efforts to qualify the Registrable Securities for inclusion on the Nasdaq SmallCap Market;

              (h) provide a transfer agent and registrar for all such Registrable Securities being registered not later than the effective date of such registration statement;

              (i) enter into such customary agreements (including underwriting agreements in customary form) and take all such other reasonable actions as the holders of a majority of the Registrable Securities being registered or the underwriter or underwriters, if any, reasonably request to expedite or facilitate the disposition of such Registrable Securities being registered;

              (j) make available for inspection at the Company's principal office (during normal business hours and upon reasonable notice) by any holder of the Registrable Securities being registered, any underwriter participating in any disposition pursuant to such registration statement, and any attorney, accountant, or other agent retained by any holder of the Registrable Securities being registered or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors, employees, and independent accountants to supply all information reasonably requested by any holder of the Registrable Securities being registered, underwriter, attorney, accountant, or agent in connection with such registration statement;

              (k) comply with all applicable rules and regulations of the Securities and Exchange Commission;

              (l) permit the holders of a majority of the Registrable Securities being registered to participate in the preparation of such registration or comparable statement and to require the insertion therein of material, furnished to the Company in writing, which in the reasonable judgment of the Company and its counsel should be included;

              (m) obtain from its counsel an opinion or opinions in customary form and substance;

              (n) obtain a cold comfort letter from the Company's independent public accountants in customary form and covering such matters of the type customarily covered by cold comfort letters as the holders of a majority of the Registrable Securities being registered reasonably request; provided that such a comfort letter shall not be required in connection with a Short-Form Registration unless the underwriter or underwriters otherwise require; and




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              (o) take all other actions reasonably necessary to effect the registration of the Registrable Securities contemplated hereby.

         5.2. Seller Procedures. Each holder of the Registrable Securities agrees as follows:

              (a) Each holder of the Registrable Securities shall cooperate with the Company as reasonably requested by the Company in connection with the preparation of the registration statement covering such holder's Registrable Securities, and for so long as the Company is obligated to file and keep effective such registration statement, shall provide to the Company, in writing, for use in such registration statement, all such information regarding such holder and its plan of distribution of the Registrable Securities being included in such registration statement as may be reasonably necessary to enable the Company to prepare the registration statement and prospectus covering the Registrable Securities, to maintain the currency and effectiveness thereof, and otherwise to comply with all applicable requirements of law in connection therewith.

              (b) Each holder of the Registrable Securities shall, with respect to a registration under this Agreement, advise the Company immediately if such holder knows or becomes aware of any matter regarding such holder that such holder believes may result in the inclusion in a prospectus or registration statement of an untrue statement of a material fact or the omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall assist the Company in preparing and filing with the Securities and Exchange Commission any amendments or supplements to such prospectus or registration statement that may be necessary or appropriate to permit the prospectus and registration statement to be used under the Securities Act in connection with the offer and sale of Registrable Securities.

         5.3. Inclusion of Information. If any registration or comparable statement refers to any holder of Registrable Securities by name or otherwise as the holder of any securities of the Company and, if in its sole and exclusive judgment, such holder is or might be deemed to be a controlling person of the Company, such holder shall have the right to require the insertion therein of language, in form and substance satisfactory to such holder and presented to the Company in writing, to the effect that the holding by such holder of such securities is not to be construed as a recommendation by such holder of the investment quality of the Company's securities covered thereby and that such holding does not imply that such holder shall assist in meeting any future financial requirements of the Company.

         Section 6. Registration Expenses.

         6.1. Registration Expenses. All expenses incident to the Company's performance of, or compliance with, this Agreement, including, all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, and fees and disbursements of counsel for the Company and all independent certified public accountants, underwriters (excluding discounts and commissions) and other Persons retained by the Company (all such expenses being herein called "Registration Expenses"), shall be borne by the Company. In addition to the foregoing, the Company shall pay its internal expenses (including all salaries and expenses of its officers and employees performing legal or


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accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance obtained by the Company, and the expenses and fees for listing the securities to be registered on each securities exchange on which similar securities issued by the Company are then listed or on the Nasdaq National Market. Notwithstanding anything to the contrary herein, the holders of the Registrable Securities shall bear all underwriting discounts and commissions, and any stock transfer taxes payable upon the sale of any Registrable Securities to the purchaser thereof.

         6.2. Legal Expenses. In connection with each Demand Registration and each Piggyback Registration, the Company shall reimburse the holders of Registrable Securities for the reasonable fees and disbursements of one special counsel.

         6.3. Other Expenses. To the extent Registration Expenses are not required to be paid by the Company, each holder of securities included in any registration pursuant to this Agreement shall pay those Registration Expenses allocable to the registration of such holder's securities so included, and any Registration Expenses not so allocable shall be borne by all sellers of securities included in such registration in proportion to the aggregate selling price of the securities to be so registered.

         Section 7. Indemnification.

         7.1. Company Indemnification. The Company agrees to indemnify and hold harmless, to the maximum extent permitted by law, each holder of the Registrable Securities, its officers, directors, employees, agents, and each Person who controls each holder of the Registrable Securities (within the meaning of the Securities Act) from and against all losses, claims, damages, liabilities and expenses caused by any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus, preliminary prospectus, or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by, or contained in any information furnished in writing to the Company or any underwriter by, such holder expressly for use therein or by such holder's failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Company has furnished such holder with a sufficient number of copies of the same. In connection with an underwritten offering, the Company shall indemnify such underwriters, their officers and directors, and each Person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the holders of Registrable Securities. The reimbursement required by this Section 7.1 shall be made by periodic payments within five days of the date on which the Company shall receive bills or invoices therefor.

         7.2. Holder Indemnification. In connection with any registration statement in which any holder of Registrable Securities is participating, such holder shall furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such registration statement or prospectus and, to the extent permitted by law, shall indemnify and hold harmless the Company, its officers, directors, employees, agents, and each Person who controls the Company (within the meaning of the Securities Act) from and against any losses, claims, damages, liabilities, and expenses resulting from any untrue or alleged



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untrue statement of material fact contained in the registration statement, prospectus, preliminary prospectus, or any amendment thereof, or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished in writing by such holder; provided that the obligation to indemnify shall be individual to such holder and shall be limited to the net amount of proceeds received by such holder from the sale of Registrable Securities pursuant to such registration statement. The reimbursement required by this Section 7.2 shall be made by periodic payments within five days of the date on which such holder shall receive bills or invoices therefor.

         7.3. Resolution of Claims. Any Person entitled to indemnification hereunder shall: (a) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification; and (b) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent, which shall not be unreasonably delayed, withheld, or conditioned. An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment (with written advice of counsel) of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

         7.4. Survival; Contribution. The indemnification provided shall be a continuing right to indemnification with respect to sales of Registrable Securities and shall survive the registration and sale of any securities by any Person and the expiration or termination of this Agreement. The indemnification provided under this Agreement shall remain in full force and effect regardless of any investigation made by, or on behalf of, the indemnified party or any officer, director, or controlling Person of such indemnified party. Each indemnifying party also agrees to make such provisions, as are reasonably requested by any indemnified party, for contribution to such party in the event indemnification is unavailable for any reason; provided, however, that the amount of such contribution shall reflect the relative fault of the indemnifying party and the indemnified party. The relative fault of the indemnifying party and the indemnified party shall be determined with reference to, among other things, whether information was supplied by the indemnifying party or indemnified party, and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent any event giving rise to a claim for indemnification or contribution. No Person guilty of fraudulent misrepresentation (with the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

         Section 8. Participation in Underwritten Registrations. No holder of the Registrable Securities may participate in any registration hereunder that is underwritten unless such holder: (a) agrees to sell such holder's securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements; and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting


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agreements, and other documents required under the terms of such underwriting arrangements; provided that no holder shall be required to make any representations or warranties to the Company or the underwriters other than representations and warranties regarding such holder and such holder's intended method of distribution.

         Section 9. Transfer of Registration Rights. The rights granted hereunder to cause the Company to register Registrable Securities may be transferred or assigned either: (a) in connection with a transfer or assignment of Registrable Securities; or (b) to an Affiliate of the holder of Registrable Securities. For purposes of determining the number of shares of Registrable Securities held by a partnership or limited liability company, the holdings of the partnership or limited liability company shall be aggregated together and with the holdings of its partners or members or retired partners or retired members, and each of their respective transferees and assignees (including spouses, siblings, lineal descendants, and ancestors who acquire Registrable Securities by gift, will, or intestate succession).

         Section 10. Current Public Information; Rule 144A. At all times, the Company shall file, on a timely basis, all reports required to be filed by it under the Securities Act, the Securities Exchange Act, and the rules and regulations adopted by the Securities and Exchange Commission thereunder, and shall take such further action as a majority of the holders of the Registrable Securities may reasonably request, to the extent required to enable such holders to sell Preferred Stock or Registrable Securities pursuant to: (a) Rule 144 and 144A adopted by the Securities and Exchange Commission under the Securities Act (as such rules may be amended from time to time) or any similar rules or regulations hereafter adopted by the Securities and Exchange Commission; or (b) a registration statement on Form S-2 or S-3 (if the Company is then able to use such form) or any similar registration form hereafter adopted by the Securities and Exchange Commission. Upon the request of the majority of the holders of the Registrable Securities, the Company shall promptly supply such holders or its respective prospective transferees with all information regarding the Company required to be delivered in connection with a transfer pursuant to Rule 144A under the Securities Act (or any similar provision then in force).

         Section 11. No Conflict. The Company hereby represents and warrants to the Purchaser that the rights granted to the holders of the Registrable Securities under this Agreement do not conflict with any other rights granted by the Company.

         Section 12. Miscellaneous.

         12.1. Adjustments Affecting Registrable Securities. The Company shall not take any action, or permit any change to occur, with respect to its securities that would adversely affect the ability of the holders of the Registrable Securities to include such Registrable Securities in a registration undertaken pursuant to this Agreement or which would adversely affect the marketability of such Registrable Securities in any such registration (including, without limitation, effecting a stock split or a combination of shares).

         12.2. Remedies. Each holder of the Registrable Securities shall have all rights and remedies set forth in this Agreement, the Certificate of Incorporation, and all of the rights that such holder has under any law. Any Person having any rights under any provision of this

Agreement shall be entitled to enforce such rights specifically, without posting a bond or other security, to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law.

         12.3. Consent to Amendments; Waiver. Except as otherwise expressly provided herein, the provisions of this Agreement may be amended only by a written instrument signed by the Company and the holders of a majority of the Registrable Securities. No other course of dealing between the Company and any holder of the Registrable Securities or any delay in exercising any rights hereunder, under the Company's Certificate of Incorporation, or otherwise shall operate as a waiver of any rights of any holder of the Registrable Securities. The failure of any party to enforce any of the provisions of this Agreement shall not be construed as a waiver of such provisions and shall not affect the right of such party thereafter to enforce each and every provision of this Agreement in accordance with its terms. For purposes of this Agreement, shares of Registrable Securities held by the Company or any of its Subsidiaries shall not be deemed to be outstanding.

         12.4. Successors and Assigns. Except as otherwise expressly provided herein, all covenants and agreements contained in this Agreement by, or on behalf of, any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto irrespective of whether so expressed. In addition, and irrespective of whether any express assignment has been made, the provisions of this Agreement that are for the benefit of each holder of Registrable Securities as a purchaser or holder of Registrable Securities are also for the benefit of, and enforceable by, any subsequent holder of such Registrable Securities, provided that such subsequent holder shall become a party hereto.

         12.5. Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

         12.6. Counterparts. This Agreement may be executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same Agreement.

         12.7. Descriptive Headings. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

         12.8. Notices. Any notice, request, instruction, or other document to be given hereunder shall be in writing and shall be deemed to have been given:
(a) two days after receipt, if given by courier; (b) upon receipt, if given in person; (c) on the date of transmission, if sent by telex, facsimile, or other wire transmission; or (d) five days after being deposited in the mail, certified or registered mail, postage prepaid, as follows:

         If to the Company:

               Universal Automotive Industries, Inc.
               11859 South Central Avenue

               Alsip, Illinois  60803
               Attn:  President
               Facsimile:  708-489-1544

         with a copy (which shall not constitute notice) to:

               Shefsky & Froelich, Ltd.
               444 North Michigan Avenue
               Chicago, Illinois  60611
               Attn:  Mitchell Goldsmith
               Facsimile:  312-527-3194

         If to the Purchaser:

               Venture Equities Management, Inc.
               1226 Michael Drive, Suite B-1
               Wood Dale, Illinois  60191
               Attn:  Pin Ni
               Facsimile:  630-595-9088

         with a copy (which shall not constitute notice) to:

               Barack Ferrazzano Kirschbaum Perlman & Nagelberg
               333 West Wacker Drive, Suite 2700
               Chicago, Illinois  60606
               Attn:  Alexander Lourie
               Facsimile:  312-984-3150

or to such other address or to the attention of such other Person as the recipient party has specified by prior written notice to the sending party.

         12.9. No Third-Party Beneficiaries. This Agreement shall not confer any rights or remedies upon any Person other than the Company, the holders of the Registrable Securities, and their respective successors and permitted assigns.

         12.10. Entire Agreement. This Agreement (including the documents referred to herein) constitutes the entire agreement among the parties and supersedes all prior understandings, agreements, arrangements, or representations by or among the parties, written or oral, that may have related in any manner to the subject matter hereof, including, without limitation, that certain Letter of Intent by and between the Company and Wanxiang America Corporation, as amended.

         12.11. Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rule of strict construction will be applied against any party. Any reference to any federal, state, local, or foreign statute or law, statute, rule, or regulation will be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise. The use of the words "including" means "including without limitation." All references to sections, exhibits, and schedules are to sections, exhibits, and schedules to this Agreement. All words used in this Agreement shall be construed to be of such gender or number as the circumstances require.

         12.12. Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with, the substantive laws of the State of Illinois, without regard to the conflicts of laws principles thereof.

         12.13. Submission to Jurisdiction. Each of the parties to this Agreement submits to the jurisdiction of any state or federal court sitting in Chicago, Illinois, in any action or proceeding arising out of or relating to this Agreement, agrees that all claims in respect of the action or proceeding may be heard and determined in any such court, and agrees not to bring any action or proceeding arising out of, or relating to, this Agreement in any other court. Each of the parties to this Agreement waives any defense of inconvenient forum to the maintenance of any action or proceeding so brought and waives any bond, surety, or other security that might be required of any other party with respect thereto.

         12.14. Attorneys' Fees. In the event of any action, arbitration, or suit based upon or arising out of any actual or alleged breach by any party of any representation, warranty, covenant, or agreement in this Agreement, the prevailing party shall be entitled to recover its reasonable attorneys' fees and expenses of such action, arbitration, or suit from the other party, in addition to any other relief ordered by any proper arbitration proceeding or court.

         12.15. Waiver of Jury Trial. BECAUSE DISPUTES ARISING IN CONNECTION WITH COMPLEX FINANCIAL TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON, AND THE PARTIES WISH APPLICABLE STATE AND FEDERAL LAWS TO APPLY (RATHER THAN ARBITRATION RULES), THE PARTIES DESIRE THAT THEIR DISPUTES BE RESOLVED BY A JUDGE. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, THE PARTIES HERETO WAIVE ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, SUIT, OR PROCEEDING BROUGHT TO ENFORCE OR DEFEND ANY RIGHTS OR REMEDIES UNDER THIS AGREEMENT.

                                    * * * * *

         IN WITNESS WHEREOF, the parties hereto have executed this Registration Agreement as of the date first written above.



UNIVERSAL AUTOMOTIVE INDUSTRIES, INC.

By:
    ------------------------------
Its:
    ------------------------------

VENTURE EQUITIES MANAGEMENT, INC.

By:
    ------------------------------
Its:
    ------------------------------





                                     S-1-1